UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 20, 2010, Thompson Creek Metals Company Inc. (“Thompson Creek”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, on October 20, 2010, Thompson Creek completed its acquisition of all of the issued and outstanding common shares and stock options of Terrane Metals Corp. (“Terrane”) by way of a plan of arrangement (the “Arrangement”) pursuant to an Arrangement Agreement, dated July 15, 2010, as amended by a Letter Agreement, dated August 20, 2010 (the “Arrangement Agreement”).  Upon consummation of the Arrangement, Terrane became a wholly-owned subsidiary of Thompson Creek.

As permitted under Items 9.01(a) and (b) of Form 8-K, Thompson Creek indicated in the Original Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K Report was filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to include the required financial information. The information previously reported in the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1 on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Terrane Metals Corp. and its subsidiaries as of June 30, 2010 and June 30, 2009 and for each of the years in the three-year period ended June 30, 2010 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma financial information with respect to the Arrangement is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1*

Arrangement Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated July 15, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on July 21, 2010)

2.2*

Letter Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated August 20, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on August 25, 2010)

10.1*	Purchase and Sale Agreement by and among Thompson Creek Metals Company Inc., Terrane Metals Corp., Royal Gold, Inc. and RGL Royalty AG, dated October 20, 2010**

23.1	Consent of Deloitte & Touche LLP

99.1*	Press Release dated October 20, 2010

99.2	Audited consolidated financial statements of Terrane Metals Corp. and its subsdiaries as of June 30, 2010 and June 30, 2009 and for each of the years in the three-year period ended June 30, 2010

99.3	Unaudited Pro Forma Condensed Combined Financial Information

*                 Previously Filed

**          Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text). This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: October 25, 2010	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1*

Arrangement Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated July 15, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on July 21, 2010)

2.2*

Letter Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated August 20, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on August 25, 2010)

10.1*	Purchase and Sale Agreement by and among Thompson Creek Metals Company Inc., Terrane Metals Corp., Royal Gold, Inc. and RGL Royalty AG, dated October 20, 2010**

23.1	Consent of Deloitte & Touche LLP

99.1*	Press Release dated October 20, 2010

99.2	Audited consolidated financial statements of Terrane Metals Corp. and its subsdiaries as of June 30, 2010 and June 30, 2009 and for each of the years in the three-year period ended June 30, 2010

99.3	Unaudited Pro Forma Condensed Combined Financial Information

*                 Previously Filed

**          Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text). This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.